UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2007

Fortress International Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-51426	20-2027651
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9841 Broken Land Parkway, Columbia, Maryland	21046
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (410) 312-9988

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On March 14, 2007, Fortress International Group, Inc. (“FIGI”) announced its financial results for the fourth quarter and year ended December 31, 2006. Within the same earnings release, FIGI also announced preliminary summary financial information for Total Site Solutions, which was acquired by FIGI on January 19, 2007. The press release containing these announcements is filed as Exhibit 99.1 and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On March 14, 2007, FIGI management provided guidance on a post-earnings release conference call. Specifically, management announced that (i) FIGI's current estimate of 2007 revenues is approximately $80.0 million, excluding any potential revenues from acquired businesses, and (ii) FIGI believes that revenues under the recently-announced arrangements with International Business Machines to provide engineering, design and construction management services will be not less than $5.0 to $6.0 million based on the predecessor service provider’s experience.

Statements contained in this report contain “forward-looking statements,” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the beliefs and expectations of management, as well as the assumptions made using information currently available to management. In this context, forward-looking statements may address matters such as our expected future business and financial performance, and often contain words such as “guidance,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “should,” or “will.” Forward-looking statements by their nature address matters that are, to different degrees, uncertain. For FIGI, particular uncertainties that could adversely or positively affect its future results include the following: FIGI’s reliance on a significant portion of its revenues from a limited number of customers; the uncertainty as to whether FIGI can replace its declining backlog; risks involved in properly managing complex projects; risks relating to revenues under customer contracts, many of which can be canceled on short notice; risks related to the implementation of FIGI’s strategic plan, including the ability to make acquisitions and the performance and future integration of acquired businesses; and other risks and uncertainties disclosed in FIGI’s filings with the Securities and Exchange Commission, which are available at the Securities and Exchange Commission’s internet website (www.sec.gov) and to which reference is hereby made. These uncertainties may cause FIGI’s actual future results to be materially different than those expressed in FIGI’s forward-looking statements. FIGI does not undertake to update its forward-looking statements.

Item 9.01  Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release dated March 14, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 14, 2007

FORTRESS INTERNATIONAL GROUP, INC.

By: /s/ Thomas P. Rosato
Thomas P. Rosato
Chief Executive Officer

Exhibit Index

Exhibit No.	Document

99.1	Press Release dated March 14, 2007